The Target Portfolio Trust
PGIM Corporate Bond Fund

Supplement dated July 10, 2018 to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective July 11, 2018, Terence Wheat, CFA and Alyssa Davis will join Steven A. Kellner, CFA, Edward H. Blaha, CFA and Malcolm Dalrymple, as portfolio managers for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.	The table in the section of the Summary Prospectus and Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Wheat and Ms. Davis:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Terence Wheat, CFA	Principal & Portfolio Manager	July 2018
		Alyssa Davis	Vice President & Portfolio Manager	July 2018

2.	The section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is revised by replacing the introduction and adding the following professional biographies for Mr. Wheat and Ms. Davis:

Steven A. Kellner, CFA, Edward H. Blaha, CFA, Malcolm Dalrymple, Terence Wheat, CFA and Alyssa Davis are responsible for the management of the Fund.

Terence Wheat, CFA, is a Principal and portfolio manager for PGIM Fixed Income's U.S. Investment Grade Corporate Bond Team. Previously, he was also emerging markets corporate portfolio manager at PGIM Fixed Income. Prior to that, he was a high yield portfolio manager for PGIM Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Alyssa Davis is a Vice President and portfolio manager for PGIM Fixed Income's Investment Grade Corporate Team. Prior to her current role, Ms. Davis was a credit analyst in PGIM Fixed Income's Credit Research Group. As an analyst, Ms. Davis helped cover the retail, supermarket, consumer products, gaming, food and beverage, tobacco, leisure, and lodging sectors for investment grade and non-investment grade bond portfolios. Previously, she was an investment analyst for PGIM Fixed Income’s Investment Strategy Team, and an investment operations specialist for two different investment management product teams. Ms. Davis joined the Firm in 1997. She received a BS in Finance from Bryant College.

3.	In Part I of the SAI, the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Wheat and Ms. Davis:
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Terence Wheat, CFA	1/$8,253,034,131	14/$4,033,073,668	84/$47,819,204,281 3/$1,833,081,705
Alyssa Davis	1/$8,253,034,131	14/$4,033,073,668	84/$47,819,204,281 3/$1,833,081,705

Information in the above table is as of May 31, 2018.

4.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Wheat and Ms. Davis:
Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Terence Wheat, CFA	None
Alyssa Davis	None

Information in the above table is as of May 31, 2018.

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. “Other financial interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: Terence Wheat, CFA: None; Alyssa Davis: None.

LR1085